Exhibit 10.2
Loan Agreement
May 24, 2011

This Loan Agreement (“Agreement”) is made and entered into to be effective upon execution by and among ContinuityX, Inc., a Deleware Corporation with an address at 610 State Route 116, Metamora, IL 61548 (the “Borrower”), and David Godwin, the Individual lender residing in Germantown Hills, IL who is signatory hereto, (“Lender”).

WHEREAS, Lender has agreed to lend to Borrower the Loan (as defined hereinafter) pursuant to the terms of this Agreement and the Note (as defined hereinafter).

NOW THEREFORE, for good consideration and short-term operating purposes, the parties hereto, intending to be legally bound, agree as follows

1.	Loan Agreement. Borrower hereby agrees to borrow from each Lender, and each Lender hereby agrees to lend to Borrower on the date hereof, the amount $60,000.

a.	Funding. The Loan will be initiated and funded on/before Tuesday, May 24, 2011.

2.	Terms.

a.	Investment Participation Fee & Interest Rate. The Interest Rate is 0.5% per month simple interest.

b.	Maturity. The Loan shall mature on the earlier of (i) January 15, 2012 or (ii) upon the Company’s cash collections exceeding $750,000 within any 30 day period at the Lender’s sole option.

c.	Security. The Loan shall be secured only by the assets, receivables and investments held by the Borrower that may be subject to subordination by third-party financiers.

d.
Insurance Coverage. The Borrower shall maintain in full force and effect insurance coverage that is customary for comparably situated companies and represents total liability insurance coverage currently in place exceeding $2 million in face amount death benefit.

Indemnification. The Borrower agrees to indemnify and hold harmless Lender from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Borrower under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

Counterparts: Faxes. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Entire Agreement. This Agreement, including the Exhibits and the Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

Arbitration. The parties agree that they will use their best efforts to amicably resolve any dispute arising out of or relating to this Agreement. Any dispute that cannot be resolved amicably shall be settled by final binding arbitration in accordance with the rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof. Any such arbitration shall be conducted in Texas, or such other place as may be mutually agreed upon by the parties. Within fifteen (15) days after the commencement of the arbitration, each party shall select one person to act as arbitrator, and the two arbitrators so selected shall select a third arbitrator within ten (10) days of their appointment. Each party shall bear its own costs and expenses and an equal share of the arbitrator’s expenses and administrative fees of arbitration.

Representations. As applicable, the Borrower represents and warrants to the Lenders as follows:
Good Standing. Borrower is a Corporation in good standing and enters into this Agreement per the laws of each jurisdiction where such qualification is material to the conduct of business.

Binding Agreement. This Agreement when issued and delivered pursuant hereto for value received, shall constitute, the legal, valid, and binding obligation of the Borrower in accordance with its terms subject to bankruptcy and insolvency laws and any other laws of general application affecting the rights and remedies of creditors. This Agreement shall constitute the legal, valid, and binding obligation of the Borrower in accordance with its terms, subject to bankruptcy and dissolution via insolvency laws and any other laws of general application affecting the rights and remedies of creditors.

Affirmative Covenants. Until the payment in full of the Loan and performance of all obligations of the Borrower hereunder, unless otherwise indicated, shall:

Taxes. Pay and discharge all taxes, assessments, and governmental charges upon it, its incomes, and its properties prior to the date on which penalties are attached thereto, unless and to the extent only that such taxes shall be contested in good faith and by appropriate proceedings by the Borrower, as applicable.

Insurance. Maintain insurance with insurance companies acceptable to the Lender on such investments and properties, in such amounts and against such risks as is customarily maintained by similar businesses operating within the same industry.

Maintenance. Maintain, preserve, and keep the investments or collateral in good standing and in safe-keeping condition.

Events of Default. The amounts due hereunder shall become immediately due and payable in full upon the occurrence of any one or more of the following events of default (the “Events of Default”).

a.	Default in the payment of the principal of the Loan when due and payable, whether at maturity or otherwise, that is not cured within 30 days; or

b.
Failure of Borrower to observe or perform any material term, covenant, or agreement contained in this Agreement that is not cured within 30 days, or the dissolution, termination of existence, or business failure of the Borrower.

Assignment. No portion of the Loan shall be assignable to a third party without the express written consent of the Borrower.

Miscellaneous

a.
This Agreement constitutes the entire agreement between the Borrower and the Lender. All computations and determinations of the assets and liabilities of Borrower the purpose of this Agreement shall be made in accordance with generally accepted accounting principles consistently applied, except as may be otherwise specifically provided herein. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if personally served on the party to whom such notice is to be given, on the date of transmittal of service via telecopy to the party to whom notice is to be given (with a confirming copy delivered within 24 hours thereafter), or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified mail, postage prepaid, or via a recognized overnight courier providing a receipt for delivery and properly addressed to the parties at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder.

b.
This Agreement shall be binding upon Borrower and their respective successors and assigns, and shall inure to the benefit of the Lenders and the benefit of their respective successors and assigns, including any subsequent holder or holders of the Notes or any interest therein.

Governing Law. The Laws of the State of Illinois shall govern this Agreement.

Executed on the day and year below written. This Agreement may be executed in any number of counterparts, each constituting an original, but altogether one agreement. A facsimile or other copy of this Agreement shall be considered as having the same effect and be equivalent to an original signed document.

ContinuityX, Inc.		David Godwin

By:	/s/ Anthony G. Roth	By:	/s/ David Godwin
Name:	Anthony G. Roth, Director
Date:	May 24, 2011	Date:	5/24/2011

Loan Agreement
June 24, 2011

This Loan Agreement (“Agreement”) is made and entered into to be effective upon execution by and among ContinuityX, Inc., a Deleware Corporation with an address at 610 State Route 116, Metamora, IL 61548 (the “Borrower”), and David Godwin, the Individual lender residing in Germantown Hills, IL who is signatory hereto, (Lender”).

WHEREAS, Lender has agreed to lend to Borrower the Loan (as defined hereinafter) pursuant to the terms of this Agreement and the Note (as defined hereinafter).

NOW THEREFORE, for good consideration and short-term operating purposes, the parties hereto, intending to be legally bound, agree as follows

1.	Loan Agreement. Borrower hereby agrees to borrow from each Lender, and each Lender hereby agrees to lend to Borrower on the date hereof, the amount $17,000;

a.	Funding. The Loan will be initiated and funded on/before Tuesday, May 24, 2011.

2.	Terms.

a.	Investment Participation Fee & Interest Rate. The Interest Rate is 0.5% per month simple interest.

b.	Maturity. The Loan shall mature on the earlier of (i) January 15, 2012 or (ii) upon the Company’s cash collections exceeding $750,000 within any 30 day period at the Lender’s sole option.

c.	Security. The Loan shall be secured only by the assets, receivables and investments held by the Borrower that may be subject to subordination by third-party financiers.

d.
Insurance Coverage. The Borrower shall maintain in full force and effect insurance coverage that is customary for comparably situated companies and represents total liability insurance coverage currently in place exceeding $2 million in face amount death benefit.

Indemnification. The Borrower agrees to indemnify and hold harmless Lender from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Borrower under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

Counterparts; Faxes. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Entire Agreement. This Agreement, including the Exhibits and the Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

Arbitration. The parties agree that they will use their best efforts to amicably resolve any dispute arising out of or relating to this Agreement. Any dispute that cannot be resolved amicably shall be settled by final binding arbitration in accordance with the rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof. Any such arbitration shall be conducted in Texas, or such other place as may be mutually agreed upon by the parties. Within fifteen (15) days after the commencement of the arbitration, each party shall select one person to act as arbitrator, and the two arbitrators so selected shall select a third arbitrator within ten (10) days of their appointment. Each party shall bear its own costs and expenses and an equal share of the arbitrator’s expenses and administrative fees of arbitration.

Representations. As applicable, the Borrower represents and warrants to the Lenders as follows:
Good Standing. Borrower is a Corporation in good standing and enters into this Agreement per the laws of each jurisdiction where such qualification is material to the conduct of business.

Binding Agreement. This Agreement when issued and delivered pursuant hereto for value received, shall constitute, the legal, valid, and binding obligation of the Borrower in accordance with its terms subject to bankruptcy and insolvency laws and any other laws of general application affecting the rights and remedies of creditors. This Agreement shall constitute the legal, valid, and binding obligation of the Borrower in accordance with its terms, subject to bankruptcy and dissolution via insolvency laws and any other laws of general application affecting the rights and remedies of creditors.

Affirmative Covenants. Until the payment in full of the Loan and performance of all obligations of the Borrower hereunder, unless otherwise indicated, shall:

Taxes. Pay and discharge all taxes, assessments, and governmental charges upon it, its incomes, and its properties prior to the date on which penalties are attached thereto, unless and to the extent only that such taxes shall be contested in good faith and by appropriate proceedings by the Borrower, as applicable.

Insurance. Maintain insurance with insurance companies acceptable to the Lender on such investments and properties, in such amounts and against such risks as is customarily maintained by similar businesses operating within the same industry.

Maintenance. Maintain, preserve, and keep the investments or collateral in good standing and in safe-keeping condition.

Events of Default. The amounts due hereunder shall become immediately due and payable in full upon the occurrence of any one or more of the following events of default (the “Events of Default”).

a.	Default in the payment of the principal of the Loan when due and payable, whether at maturity or otherwise, that is not cured within 30 days; or

b.
Failure of Borrower to observe or perform any material term, covenant, or agreement contained in this Agreement that is not cured within 30 days, or the dissolution, termination of existence, or business failure of the Borrower.

Assignment. No portion of the Loan shall be assignable to a third party without the express written consent of the Borrower.

Miscellaneous

a.
This Agreement constitutes the entire agreement between the Borrower and the Lender. All computations and determinations of the assets and liabilities of Borrower the purpose of this Agreement shall be made in accordance with generally accepted accounting principles consistently applied, except as may be otherwise specifically provided herein. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if personally served on the party to whom such notice is to be given, on the date of transmittal of service via telecopy to the party to whom notice is to be given (with a confirming copy delivered within 24 hours thereafter), or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified mail, postage prepaid, or via a recognized overnight courier providing a receipt for delivery and properly addressed to the parties at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder.

b.
This Agreement shall be binding upon Borrower and their respective successors and assigns, and shall inure to the benefit of the Lenders and the benefit of their respective successors and assigns, including any subsequent holder or holders of the Notes or any interest therein.

Governing Law. The Laws of the State of Illinois shall govern this Agreement.

Executed on the day and year below written. This Agreement may be executed in any number of counterparts, each constituting an original, but altogether one agreement. A facsimile or other copy of this Agreement shall be considered as having the same effect and be equivalent to an original signed document.

ContinuityX, Inc.		David Godwin

By:	/s/ Anthony G. Roth	By:	/s/ David Godwin
Name:	Anthony G. Roth, Director
Date:	June 24, 2011	Date:	6/24/11